UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2016

Fortress Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35366	20-5157386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of principal executive offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously announced, on April 27, 2016, Fortress Biotech, Inc., a Delaware corporation (“Fortress”), FBIO Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Fortress (“Acquisition Sub”), and National Holdings Corporation, a Delaware corporation (“NHLD”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of the issued and outstanding shares of NHLD’s common stock, par value $0.02 per share (the “Shares”) by Acquisition Sub. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Fortress has agreed to cause Acquisition Sub to commence a tender offer (the “Offer”) for all of the Shares, at a purchase price of $3.25 per Share in cash, net to the seller but subject to any required withholding of taxes. Following the completion of the Offer and subject to the terms and conditions of the Merger Agreement, including the condition that there shall have been, as of the expiration of the Offer, or the subsequent offering period, if applicable, validly tendered and not withdrawn in accordance with the terms of the Offer a number of Shares that, together with the Shares then owned by Fortress and its controlled affiliates, represents at least 80% of all then-outstanding Shares, Acquisition Sub will merge with and into NHLD, with NHLD surviving as a wholly owned subsidiary of Fortress (the “Merger”). Pursuant to the Merger Agreement, NHLD has submitted an application required under NASD Rule 1017 to the Financial Industry Regulatory Authority (“FINRA”) regarding the potential change of control of the broker-dealer subsidiaries of NHLD as the result of the Offer and/or the Merger.

On August 12, 2016, Fortress, Acquisition Sub and NHLD entered into Amendment No. 1 to the Merger Agreement (the “Amendment”), which, among other things, (i) removes the covenant that requires Fortress to place into a segregated account prior to the commencement of the Offer the funds necessary to complete the Offer and the Merger and the obligation of Fortress to pay NHLD a termination fee as a result of Fortress’ breach of such covenant, (ii) clarifies that in the event that as of the closing of the Offer, Acquisition Sub (together with certain affiliates of Fortress) owns less than 25% of the all then outstanding Shares and FINRA directs NHLD to withdraw the 1017 Application, NHLD will withdraw the application and (iii) extends the Termination Date (as defined in the Merger Agreement) from August 29, 2016 to September 30, 2016 and the possible extension of the Termination Date for purposes of satisfying a certain condition by mutual consent of the parties from September 29, 2016 to October 28, 2016. Additionally, the parties agreed that Fortress will cause Acquisition Sub to commence the Offer within one hour after the parties have executed the Amendment; otherwise, the Amendment will be null and void and be of no further force or effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	EXHIBITS.

2.1 Amendment No. 1 to Agreement and Plan of Merger by and among Fortress Biotech, Inc., FBIO Acquisition, Inc., and National Holdings Corporation, dated August 12, 2016.

Important Additional Information

The Offer described in this Current Report on Form 8-K has not yet commenced, and this Current Report on Form 8-K is neither an Offer to purchase nor a solicitation of an offer to sell securities. At the time the Offer is commenced, Fortress will file a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents with the Securities and Exchange Commission (the “Commission”), and NHLD will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer with the Commission. The offer to purchase the Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. SECURITY HOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE REVIEWED AND CONSIDERED BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other offer documents, as well as the solicitation/recommendation statement, will be made available to investors and security holders at no expense to them. The tender offer statement and the solicitation/recommendation statement will be made available for free at the Commission’s website at www.sec.gov. Free copies of these materials and certain other offering documents will be made available by the information agent for the Offer.

In addition to the tender offer statement, Fortress files annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information filed by Fortress at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Fortress’ filings with the Commission are also available to the public from commercial document-retrieval services and at the website maintained by the Commission at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and are based on current expectations that involve a number of risks and uncertainties. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about the planned completion of the Offer and the Merger. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement, many of which are outside of the control of management. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) successful completion of the proposed transaction on a timely basis; (iii) uncertainties as to how many of the holders of Shares will tender their shares into the Offer; (iv) the impact of regulatory reviews on the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against one or both of Fortress and NHLD and others following the announcement of the Merger Agreement; (vi) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (vii) other factors described in Fortress’ filings with the Commission, including the reports on Forms 10-K, 10-Q, and 8-K. Except to the extent required by applicable law, Fortress undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2016

FORTRESS BIOTECH, INC.

/s/ Lindsay A. Rosenwald, MD
Name: Lindsay A. Rosenwald, MD Title: CEO and President